Exhibit 10.2

SUBSIDIARIES GUARANTY

SUBSIDIARIES GUARANTY, dated as of November 15, 2013 (as amended, modified or supplemented from time to time, this “Guaranty”), made by each of the undersigned guarantors (each a “Guarantor” and, together with any other entity that becomes a guarantor hereunder pursuant to Section 25 hereof, the “Guarantors”). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H :

WHEREAS, TSI Holdings II, LLC, Town Sports International, LLC (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and Deutsche Bank AG New York Branch, as administrative agent (together with any successor administrative agent, the “Administrative Agent”), have entered into a Credit Agreement, dated as of November 15, 2013 (as amended, modified, restated, extended, restructured and/or supplemented from time to time, together with any agreement refinancing in full the Indebtedness under such agreement or successor agreements to the extent such agreement provides that it is to be the “Credit Agreement” hereunder, the “Credit Agreement”), providing for the making of Loans to, and the issuance of, and participation in, Letters of Credit for the account of, the Borrower as contemplated therein (the Lenders, the Collateral Agent, the Issuing Lenders and the Administrative Agent are herein called the “Lender Creditors”);

WHEREAS, the Borrower and/or one or more of its Subsidiaries may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender’s or affiliate’s successors and assigns, if any, collectively, the “Other Creditors” and, together with the Lender Creditors, the “Secured Creditors”);

WHEREAS, each Guarantor is a direct or indirect Wholly-Owned Domestic Subsidiary of the Borrower;

WHEREAS, it is a condition precedent to the making of Loans to the Borrower, and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and to the Other Creditors entering into Interest Rate Protection Agreements and Other Hedging Agreements that each Guarantor shall have executed and delivered to the Administrative Agent this Guaranty; and

WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans to the Borrower, and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and the entering into by the Borrower and/or one or more of its Subsidiaries of Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the condition described in the preceding paragraph;

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Secured Creditors and hereby covenants and agrees with each Secured Creditor as follows:

1. Each Guarantor, jointly and severally, irrevocably, absolutely and unconditionally guarantees as a primary obligor and not merely as a surety: (i) to the Lender Creditors the full and prompt payment when due (whether at the stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) of (x) the principal of, premium, if any, and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit and (y) all other obligations (including, without limitation, obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness owing by the Borrower to the Lender Creditors under the Credit Agreement and each other Credit Document (as defined in the Credit Agreement, as any such document may be amended, modified, restated and/or supplemented from time to time in connection with the Credit Agreement) to which the Borrower is a party (including, without limitation, indemnities, Fees and interest thereon (including, without limitation, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the Credit Agreement, whether or not such interest is an allowed claim in any such proceeding), whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and any such other Credit Document and the due performance and compliance by the Borrower with all of the terms, conditions, covenants and agreements contained in all such Credit Documents (all such principal, premium, interest, liabilities, indebtedness and obligations under this clause (i), except to the extent consisting of obligations or liabilities with respect to Interest Rate Protection Agreements and Other Hedging Agreements, and, for the avoidance of doubt, any Excluded Swap Obligations, being herein collectively called the “Credit Document Obligations”); and (ii) to each Other Creditor the full and prompt payment when due (whether at the stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) of all obligations (including, without limitation, obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness (including, without limitation, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the respective Interest Rate Protection Agreements or Other Hedging Agreements, whether or not such interest is an allowed claim in any such proceeding) owing by the Borrower and/or one or more of its Subsidiaries under any Interest Rate Protection Agreement or Other Hedging Agreement, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower and such Subsidiaries with all of the terms, conditions, covenants and agreements contained in each Interest Rate Protection Agreement and Other Hedging Agreement to which it is a party (all such obligations, liabilities and indebtedness (but excluding, for the avoidance of doubt, any Excluded Swap Obligations) being herein collectively called the “Other Obligations” and, together with the Credit Document

Obligations, the “Guaranteed Obligations”). As used herein, the term “Guaranteed Party” shall mean the Borrower and each Subsidiary thereof party to any Interest Rate Protection Agreement or Other Hedging Agreement with an Other Creditor. Each Guarantor understands, agrees and confirms that the Secured Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against any other Guarantor, the Borrower, any other Guaranteed Party, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations.

2. Additionally, each Guarantor, jointly and severally, unconditionally, absolutely and irrevocably, guarantees the payment of any and all Guaranteed Obligations upon the occurrence in respect of the Borrower or any other Guaranteed Party of any of the events specified in Section 11.05 of the Credit Agreement, and unconditionally, absolutely and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Secured Creditors, or order, on demand. This Guaranty shall constitute a guaranty of payment and performance, and not of collection.

3. The liability of each Guarantor hereunder is primary, absolute, joint and several, and unconditional and is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower or any other Guaranteed Party whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by the Borrower or any other Guaranteed Party or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a Guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower or any other Guaranteed Party, (e) the failure of a Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty, (f) any payment made to any Secured Creditor on the indebtedness which any Secured Creditor repays the Borrower or any other Guaranteed Party pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (g) any action or inaction by the Secured Creditors as contemplated in Section 6 hereof or (h) any invalidity, rescission, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor.

4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor, the Borrower or any other Guaranteed Party, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor, the Borrower or any other Guaranteed Party and whether or not any other Guarantor, any other guarantor, the Borrower or any other Guaranteed Party be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by applicable law, the benefits of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or any other Guaranteed Party or other circumstance which operates to toll any statute of limitations as to the Borrower or any other Guaranteed Party shall operate to toll the statute of limitations as to each Guarantor.

5. Each Guarantor hereby waives (to the fullest extent permitted by applicable law) notice of acceptance of this Guaranty and notice of the existence, creation or incurrence of any new or additional liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, demand for performance, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Secured Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other Guarantor, any other guarantor, the Borrower or any other Guaranteed Party) and each Guarantor further hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice or proof of reliance by any Secured Creditor upon this Guaranty, and the Guaranteed Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, modified, supplemented or waived, in reliance upon this Guaranty.

6. Subject to the terms of the Credit Agreement, any Secured Creditor may (except as shall be required by applicable statute and cannot be waived) at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations or liabilities of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

(a) change the manner, place or terms of payment of, and/or change, increase or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including, without limitation, any increase or decrease in the rate of interest thereon or the principal amount thereof), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, increased, accelerated, renewed or altered;

(b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property or other collateral by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

(c) exercise or refrain from exercising any rights against the Borrower, any other Guaranteed Party, any other Credit Party, any Subsidiary thereof, any other guarantor of the Guaranteed Obligations or others or otherwise act or refrain from acting;

(d) release or substitute any one or more endorsers, Guarantors, other guarantors, the Borrower, any other Guaranteed Party, or other obligors;

(e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower or any other Guaranteed Party to creditors of the Borrower or such other Guaranteed Party other than the Secured Creditors;

(f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower or any other Guaranteed Party to the Secured Creditors regardless of what liabilities of the Borrower or such other Guaranteed Party remain unpaid;

(g) consent to or waive any breach of, or any act, omission or default under, any of the Interest Rate Protection Agreements or Other Hedging Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Protection Agreements or Other Hedging Agreements, the Credit Documents or any of such other instruments or agreements;

(h) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower or any other Guaranteed Party to recover full indemnity for any payments made pursuant to this Guaranty; and/or

(i) take any other action or omit to take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from its liabilities under this Guaranty.

No invalidity, illegality, irregularity or unenforceability of all or any part of the Guaranteed Obligations, the Credit Documents, the Interest Rate Protection Agreements and Other Hedging Agreements or any other agreement or instrument relating to the Guaranteed Obligations or of any security or guarantee therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full in cash of the Guaranteed Obligations.

7. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Secured Creditor to inquire into the capacity or powers of the Borrower or any other Guaranteed Party or the officers, directors, partners or agents acting or purporting to act on its or their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

8. Any indebtedness of the Borrower or any other Guaranteed Party now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower or such other Guaranteed Party to the Secured Creditors, and such indebtedness of the Borrower or such other Guaranteed Party to any Guarantor, if the Administrative Agent or the Collateral Agent, after the occurrence and during the continuance of an Event of Default, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Secured Creditors and be paid over to the Secured Creditors on account of the indebtedness of the Borrower or the other Guaranteed Parties to the Secured Creditors then due and owing or payable, if any, but without otherwise affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Secured Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash (other than contingent indemnification obligations that are not then due and payable); provided, that if any amount shall be paid to such Guarantor on account of such subrogation rights at any time prior to the irrevocable payment in full in cash of all the Guaranteed Obligations, such amount shall be held in trust for the benefit of the Secured Creditors and shall forthwith be paid to the Secured Creditors to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Documents or, if the Credit Documents do not provide for the application of such amount, to be held by the Secured Creditors as collateral security for any Guaranteed Obligations thereafter existing.

9. (a) Each Guarantor waives any right (except as shall be required by applicable law and cannot be waived) to require the Secured Creditors to: (i) proceed against the Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Secured Creditors’ power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than payment in full in cash of the Guaranteed Obligations in accordance with the terms thereof, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guaranteed Party, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Guaranteed Party other than payment in full of the Guaranteed Obligations in cash. Upon the occurrence and during the continuation of any Event of Default, and subject to Section 11 of the Credit Agreement, any or all of the Collateral under the Credit Documents may be foreclosed upon in one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and the Secured Creditors may exercise any other right or remedy the Secured Creditors may have against the Borrower, any other Guaranteed Party or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash in accordance with the terms thereof. Upon the occurrence and during the continuation of any Event of Default, and subject to Section 11 of the Credit Agreement, each Guarantor waives any defense arising out of any such election by the Secured Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower, any other Guaranteed Party or any other party or any security.

(b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Guaranteed Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Secured Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks. Each Guarantor acknowledges and agrees that (x) the Secured Creditors shall have no obligation to investigate the financial condition or affairs of the Borrower, any other Guaranteed Party or any other Guarantor for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition, assets or affairs of the Borrower, any other Guaranteed Party or any other Guarantor that might become known to any Secured Creditor at any time, whether or not such Secured Creditor knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) increase the risk of such Guarantor as guarantor hereunder, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Guaranteed Obligations hereunder and (y) the Secured Creditors shall have no duty to advise any Guarantor of information known to them regarding any of the aforementioned circumstances or risks.

(c) Each Guarantor hereby acknowledges and agrees that no Secured Creditor nor any other Person shall be under any obligation (a) to marshal any assets in favor of such Guarantor or in payment of any or all of the liabilities of any Guaranteed Party under the Credit Documents or the obligation of such Guarantor hereunder or (b) to pursue any other remedy that such Guarantor may or may not be able to pursue itself any right to which such Guarantor hereby waives.

(d) Each Guarantor warrants and agrees that each of the waivers set forth in Section 3 hereof and in this Section 9 is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by applicable law.

10. Notwithstanding anything to the contrary contained elsewhere in this Guaranty, the Secured Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Lenders pursuant to the terms of the Credit Agreement and that no other Secured Creditors shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent for the benefit of the Secured Creditors upon the terms of this Guaranty, the Security Documents and the Credit Agreement. The Secured Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, partner, member or stockholder of any Guarantor (except to the extent such partner, member or stockholder is also a Guarantor hereunder). Subject to the Credit Agreement, it is understood and agreed that the agreement in this Section 10 is among and solely for the benefit of the Secured Creditors and that, if the Required Lenders so agree (without requiring the consent of any Guarantor), this Guaranty may be directly enforced by any Secured Creditor.

11. In order to induce the Lenders to make Loans to, and issue Letters of Credit for the account of, the Borrower pursuant to the Credit Agreement, and in order to induce the Other Creditors to execute, deliver and perform the Interest Rate Protection Agreements and Other Hedging Agreements, each Guarantor represents, warrants and covenants that:

(a) Such Guarantor (i) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate, partnership or limited liability company power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the nature of its business requires such qualification except (x) in the case of preceding clauses (i) and (ii), for Immaterial Subsidiaries, and (y) in the case of preceding clause (iii), for failures to be so qualified which, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(b) Such Guarantor has the corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Guaranty and each other Credit Document to which it is a party and has taken all necessary corporate, partnership or limited liability company action, as the case may be, to authorize the execution, delivery and performance by it of this Guaranty and each such other Credit Document. Such Guarantor has duly executed and delivered this Guaranty and each other Credit Document to which it is a party, and this Guaranty and each such other Credit Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(c) Neither the execution, delivery or performance by such Guarantor of this Guaranty or any other Credit Document to which it is a party, nor compliance by it with the terms and provisions hereof and thereof, will (i) contravene in any material respect any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement, or any other material agreement, contract or instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) violate any provision of the certificate or articles of incorporation, by-laws, partnership agreement or limited liability company agreement (or equivalent organizational documents), as the case may be, of such Guarantor or any of its Subsidiaries.

(d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made and which remain in full force and effect), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required for, (i) the execution, delivery and performance of this Guaranty by such Guarantor or any other Credit Document to which such Guarantor is a party or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Credit Document to which such Guarantor is a party.

(e) There are no actions, suits or proceedings pending or, to such Guarantor’s knowledge, threatened (i) with respect to this Guaranty or any other Credit Document to which such Guarantor is a party or (ii) with respect to such Guarantor or any of its Subsidiaries that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

12. The Guarantors hereby jointly and severally agree to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the enforcement of this Guaranty and of the Administrative Agent in connection with any amendment, waiver or consent relating hereto (including, in each case, without limitation, the reasonable and documented fees and disbursements of counsel employed by the Administrative Agent).

13. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Secured Creditors and their successors and assigns.

14. Except as permitted by the Credit Agreement, neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby and with the written consent of the Required Lenders (or, to the extent required by Section 13.12 of the Credit Agreement, with the written consent of each Lender) at all times prior to the time on which all Credit Document Obligations have been paid in full (other than contingent indemnification obligations that are not then due and payable); provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such Class of Secured Creditors (it being understood that the addition or release of any Guarantor hereunder in accordance with the terms hereof or the Credit Agreement shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released and shall not require the consent of any Secured Creditor other than the Administrative Agent). For the purpose of this Guaranty, the term “Class” shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Guaranty, the term “Requisite Creditors” of any Class shall mean (x) with respect to the Credit Document Obligations, the Required Lenders (or, to the extent required by Section 13.12 of the Credit Agreement, each Lender) and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements and Other Hedging Agreements.

15. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents and, if any, the Interest Rate Protection Agreements or Other Hedging Agreements has been made available to a senior officer of such Guarantor and such officer is familiar with the contents thereof.

16. Subject to the terms of the Credit Agreement, in addition to any rights and remedies now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Secured Creditor Law), the Security Documents or otherwise, and not by way of limitation of any such rights or remedies, upon any Guaranteed Obligation becoming due and payable by the Borrower (whether at the stated maturity, by acceleration or otherwise), each Secured Creditor is hereby authorized, at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Secured Creditor (including, without limitation, by branches and agencies of such Secured Creditor wherever located) to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Secured Creditor under this Guaranty, irrespective of whether or not such Secured Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

17. Except as otherwise provided herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telecopy or courier service and all such notices and communications shall, when mailed, telecopied, or sent by overnight courier, be effective when deposited in the mails, delivered to the overnight courier, as the case may be, or sent by telecopier, except that notices and communications to the Administrative Agent or any Guarantor shall not be effective until received by the Administrative Agent or such Guarantor, as the case may be. All notices and other communications shall be in writing and addressed to such party at (i) in the case of any Lender Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, at its address set forth opposite its signature page below, and (iii) in the case of any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Borrower; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

18. If any claim is ever made upon any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including, without limitation, the Borrower or any other Guaranteed Party) then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any Note, any Interest Rate Protection Agreement, any Other Hedging Agreement or any other instrument evidencing any liability of the Borrower or any other Guaranteed Party, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

19. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE SECURED CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document to which any Guarantor is a party shall be brought in the courts of the State of New York or of the United States of America for the Southern District of New York in each case which are located in the County of New York, Borough of Manhattan, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such court lacks personal jurisdiction over such Guarantor, and agrees not to plead or claim in any legal action or proceeding with respect to this Guaranty or any other Credit Document to which such Guarantor is a party brought in any of the aforesaid courts that any such court lacks personal jurisdiction over such Guarantor. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document to which such Guarantor is a party that such service of process was in any way invalid or ineffective. Nothing herein, however, shall affect the right of any of the Secured Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

(b) Each Guarantor hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document to which such Guarantor is a party brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

(c) EACH GUARANTOR AND EACH SECURED CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

20. In the event that all of the Equity Interests of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of Section 10.02 of the Credit Agreement (or such sale, other disposition or liquidation has been approved in writing by the Required Lenders (or all the Lenders if required by Section 13.12 of the Credit Agreement)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor shall upon consummation of such sale or other disposition (except to the extent that such sale or disposition is to Holdings or another Credit Party) be released from this Guaranty automatically and without further action and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the Equity Interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 20).

21. At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor against each other Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a “Relevant Payment”) is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor’s Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the “Aggregate Excess Amount”), each such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor’s Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the “Aggregate Deficit Amount”) in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor’s right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of each computation; provided that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been irrevocably paid in full in cash and the Total Commitment and all Letters of Credit have been terminated, it being expressly recognized and agreed by all parties hereto that any Guarantor’s right of contribution arising pursuant to this Section 21 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor’s obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Section 21: (i) each Guarantor’s “Contribution Percentage” shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the “Adjusted Net Worth” of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the “Net Worth” of each Guarantor shall mean the amount by which the fair saleable value of such Guarantor’s assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty) on such date. Notwithstanding anything to the contrary contained above, any Guarantor that is released from this Guaranty pursuant to Section 20 hereof shall thereafter have no contribution obligations, or rights, pursuant to this Section 21, and at the time of any such release, if the released Guarantor had an Aggregate Excess Amount or an Aggregate Deficit Amount, same shall be deemed reduced to $0, and the contribution rights and obligations of the remaining Guarantors shall be recalculated on the respective date of release (as otherwise provided above) based on the payments made hereunder by the remaining Guarantors. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 21, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment until all of the Guaranteed Obligations have been irrevocably paid in full in cash (other than contingent indemnification obligations that are not then due and payable). Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the reasonable determination of the Required Lenders.

22. Each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act of any similar Federal or state law. To effectuate the foregoing intention, each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and the other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

23. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed counterpart hereof by facsimile or other electronic transmission shall be as effective as delivery of any original executed counterpart hereof.

24. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments are made by the Borrower under Sections 5.03 and 5.04 of the Credit Agreement.

25. It is understood and agreed that any Wholly-Owned Domestic Subsidiary of the Borrower that is required to execute a counterpart of this Guaranty after the date hereof pursuant to the Credit Agreement shall become a Guarantor hereunder by (x) executing and delivering a counterpart hereof (or a Joinder Agreement) to the Administrative Agent and (y) taking all actions as specified in this Guaranty as would have been taken by such Guarantor had it been an original party to this Guaranty, in each case with all documents and actions required to be taken above to be taken to the reasonable satisfaction of the Administrative Agent.

26. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 26 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 26, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 26 shall remain in full force and effect until a discharge of Guaranteed Obligations. Each Qualified ECP Guarantor intends that this Section 26 constitute, and this Section 26 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

*        *        *

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

Address: c/o Town Sports International, LLC 5 Penn Plaza, 4th Floor New York, NY 10001 Attention: Dan Gallagher Tel. No.: (212) 246-6700 Fax No.: (212) 246-8422

BFX WEST 65TH STREET, LLC

BOUTIQUE FITNESS, LLC

TSI 217 BROADWAY, LLC

TSI ALEXANDRIA, LLC

TSI ALEXANDRIA WEST, LLC

TSI ALLSTON, LLC

TSI ANDOVER, LLC

TSI ARDMORE, LLC

TSI ARTHRO-FITNESS SERVICES, LLC

TSI ASTORIA, LLC

TSI AVENUE A, LLC

TSI BACK BAY, LLC

TSI BATTERY PARK, LLC

TSI BAY RIDGE 86TH STREET, LLC

TSI BAYONNE, LLC

TSI BAYRIDGE, LLC

TSI BEACON STREET, LLC

TSI BENSONHURST, LLC

TSI BETHESDA, LLC

TSI BOYLSTON, LLC

TSI BROADWAY, LLC

TSI BROOKLYN BELT, LLC

TSI BRUNSWICK, LLC

TSI BULFINCH, LLC

TSI BUTLER, LLC

TSI CANTON, LLC

TSI CARMEL, LLC

TSI CASH MANAGEMENT, LLC

TSI CENTRAL SQUARE, LLC

TSI CHERRY HILL, LLC

TSI CHEVY CHASE, LLC

TSI CLARENDON, LLC

TSI CLARENDON STREET, LLC

TSI CLIFTON, LLC

TSI COBBLE HILL, LLC

TSI COLONIA, LLC

TSI COLUMBIA HEIGHTS, LLC,

each as a Guarantor

	By:	/s/ Daniel Gallagher
		Name:	Daniel Gallagher
		Title:	Senior Vice President-Chief Financial Officer

TSI COMMACK, LLC

TSI CONNECTICUT AVENUE, LLC

TSI COURT STREET, LLC

TSI CROTON, LLC

TSI DANBURY, LLC

TSI DAVIS SQUARE, LLC

TSI DEER PARK, LLC

TSI DOBBS FERRY, LLC

TSI DORCHESTER, LLC

TSI DOWNTOWN CROSSING, LLC

TSI DUPONT CIRCLE, INC.

TSI DUPONT II, INC.

TSI EAST 23, LLC

TSI EAST 31, LLC

TSI EAST 34, LLC

TSI EAST 36, LLC

TSI EAST 41, LLC

TSI EAST 48, LLC

TSI EAST 51, LLC

TSI EAST 59, LLC

TSI EAST 76, LLC

TSI EAST 86, LLC

TSI EAST 91, LLC

TSI EAST BRUNSWICK, LLC

TSI EAST MEADOW, LLC

TSI ENGLEWOOD, LLC

TSI F STREET, LLC

TSI FAIRFAX, LLC

TSI FENWAY, LLC

TSI FIRST AVENUE, LLC

TSI FIT ACQUISITION, LLC

TSI FOREST HILLS, LLC

TSI FORT LEE, LLC

TSI FRAMINGHAM, LLC

TSI FRANKLIN (MA), LLC

TSI FRANKLIN PARK, LLC

TSI FREEHOLD, LLC

TSI GALLERY PLACE, LLC

TSI GARDEN CITY, LLC

TSI GARNERVILLE, LLC

TSI GEORGETOWN, LLC,

each as a Guarantor

By:	/s/ Daniel Gallagher
	Name:	Daniel Gallagher
	Title:	Senior Vice President-Chief Financial Officer

TSI GERMANTOWN, LLC

TSI GLENDALE, LLC

TSI GLOVER, LLC

TSI GRAND CENTRAL, LLC

TSI GREAT NECK, LLC

TSI GREENPOINT, LLC

TSI GREENWICH, LLC

TSI HARTSDALE, LLC

TSI HAWTHORNE, LLC

TSI HERALD, LLC

TSI HICKSVILLE, LLC

TSI HIGHPOINT, LLC

TSI HOBOKEN, LLC

TSI HOBOKEN NORTH, LLC

TSI HOLDINGS (CIP), LLC

TSI HOLDINGS (DC), LLC

TSI HOLDINGS (IP), LLC

TSI HOLDINGS (MA), LLC

TSI HOLDINGS (MD), LLC

TSI HOLDINGS (NJ), LLC

TSI HOLDINGS (PA), LLC

TSI HOLDINGS (VA), LLC

TSI HUNTINGTON, LLC

TSI INTERNATIONAL, INC.

TSI IRVING PLACE, LLC

TSI JAMAICA ESTATES, LLC

TSI JERSEY CITY, LLC

TSI K STREET, LLC

TSI LARCHMONT, LLC

TSI LEXINGTON (MA), LLC

TSI LINCOLN, LLC

TSI LIVINGSTON, LLC

TSI LONG BEACH, LLC

TSI LYNNFIELD, LLC

TSI M STREET, LLC

TSI MAHWAH, LLC

TSI MAMARONECK, LLC

TSI MARKET STREET, LLC

TSI MARLBORO, LLC

TSI MATAWAN, LLC

TSI MERCER STREET, LLC,

each as a Guarantor

By:	/s/ Daniel Gallagher
	Name:	Daniel Gallagher
	Title:	Senior Vice President-Chief Financial Officer

TSI MIDWOOD, LLC

TSI MONTCLAIR, LLC

TSI MORRIS PARK, LLC

TSI MURRAY HILL, LLC

TSI NANUET, LLC

TSI NATICK, LLC

TSI NEW ROCHELLE, LLC

TSI NEWARK, LLC

TSI NEWBURY STREET, LLC

TSI NEWTON, LLC

TSI NO SWEAT, LLC

TSI NORTH BETHESDA, LLC

TSI NORWALK, LLC

TSI OCEANSIDE, LLC

TSI OLD BRIDGE, LLC

TSI PARSIPPANY, LLC

TSI PLAINSBORO, LLC

TSI PORT JEFFERSON, LLC

TSI PRINCETON, LLC

TSI PRINCETON NORTH, LLC

TSI PROVIDENCE DOWNTOWN, LLC

TSI PROVIDENCE EASTSIDE, LLC

TSI RADNOR, LLC

TSI RAMSEY, LLC

TSI READE STREET, LLC

TSI REGO PARK, LLC

TSI RIDGEWOOD, LLC

TSI RODIN PLACE, LLC

TSI SCARSDALE, LLC

TSI SEAPORT, LLC

TSI SHERIDAN, LLC

TSI SILVER SPRING, LLC

TSI SMITHTOWN, LLC

TSI SOCIETY HILL, LLC

TSI SOHO, LLC

TSI SOMERS, LLC

TSI SOMERSET, LLC

TSI SOUTH BETHESDA, LLC

TSI SOUTH END, LLC

TSI SOUTH PARK SLOPE, LLC

TSI SOUTH STATION, LLC,

each as a Guarantor

By:	/s/ Daniel Gallagher
	Name:	Daniel Gallagher
	Title:	Senior Vice President-Chief Financial Officer

TSI SPRINGFIELD, LLC

TSI STAMFORD DOWNTOWN, LLC

TSI STAMFORD POST, LLC

TSI STAMFORD RINKS, LLC

TSI STATEN ISLAND, LLC

TSI STERLING, LLC

TSI SUMMER STREET, LLC

TSI SUNNYSIDE, LLC

TSI SYOSSET, LLC

TSI UNIVERSITY MANAGEMENT, LLC

TSI VARICK STREET, LLC

TSI WALL STREET, LLC

TSI WALTHAM, LLC

TSI WASHINGTON, INC.

TSI WATER STREET, LLC

TSI WATERTOWN, LLC

TSI WAYLAND, LLC

TSI WELLESLEY, LLC

TSI WELLINGTON CIRCLE, LLC

TSI WEST 14, LLC

TSI WEST 16, LLC

TSI WEST 23, LLC

TSI WEST 38, LLC

TSI WEST 41, LLC

TSI WEST 44, LLC

TSI WEST 48, LLC

TSI WEST 52, LLC

TSI WEST 73, LLC

TSI WEST 76, LLC

TSI WEST 80, LLC

TSI WEST 94, LLC

TSI WEST 115TH STREET, LLC

TSI WEST 125, LLC

TSI WEST 145TH STREET, LLC

TSI WEST CALDWELL, LLC

TSI WEST END, LLC

TSI WEST HARTFORD, LLC

TSI WEST NEWTON, LLC

TSI WEST NYACK, LLC

TSI WEST SPRINGFIELD, LLC

TSI WESTBOROUGH, LLC,

each as a Guarantor

By:	/s/ Daniel Gallagher
	Name:	Daniel Gallagher
	Title:	Senior Vice President-Chief Financial Officer

TSI WESTPORT, LLC TSI WESTWOOD, LLC TSI WEYMOUTH, LLC TSI WHITE PLAINS, LLC TSI WHITE PLAINS CITY CENTER, LLC TSI WHITESTONE, LLC TSI WILLIAMSBURG, LLC TSI WOBURN, LLC TSI WOODMERE, LLC,
each as a Guarantor

By:	/s/ Daniel Gallagher
	Name:	Daniel Gallagher
	Title:	Senior Vice President-Chief Financial Officer

Accepted and Agreed to:

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:	/s/ Mary Kay Coyle
	Name:	Mary Kay Coyle
	Title:	Managing Director

By:	/s/ Kirk L. Tashjian
	Name:	Kirk L. Tashjian
	Title:	Vice President